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                                                                    EXHIBIT 10.4

                          FIRST AMENDMENT AND WAIVER TO
                           REVOLVING CREDIT AGREEMENT

         THIS FIRST AMENDMENT AND WAIVER TO REVOLVING CREDIT AGREEMENT, dated as of February 4, 2004 (this "Amendment"), by and among JLG INDUSTRIES, INC., a Pennsylvania corporation (the "Borrower"), the several banks and other financial institutions and lenders from time to time party hereto (the "Lenders"), SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the "Administrative Agent"), as issuing bank (the "Issuing Bank") and as swingline lender (the "Swingline Lender"), MANUFACTURERS AND TRADERS TRUST COMPANY, as syndication agent (the "Syndication Agent") and STANDARD FEDERAL BANK NA, as documentation agent (the "Documentation Agent").

                                   WITNESSETH:

         WHEREAS, Borrower, Lenders, Administrative Agent, Issuing Bank, Swingline Lender, Syndication Agent and Documentation Agent are parties to that certain Revolving Credit Agreement, dated as of September 23, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, Borrower has requested that Administrative Agent and Lenders agree to amend the Credit Agreement in the manner set forth below, and the Administrative Agent and Lenders are willing to do so on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         2.       Amendments.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by
(i) replacing the definitions of "Monetization Transaction" and "MOSA" in their entirety with the following definitions and (ii) adding the following definition of "2004 Equity Offering", "Limited Recourse Financing Documents" and "Limited Recourse Financing Transaction" (each in appropriate alphabetical order):

                           "2004 Equity Offering" shall mean the offering of the
                  Borrower's common stock in an underwritten registered public offering consummated after February 6, 2004 and on or before April 30, 2004, by Borrower.

                           "Limited Recourse Financing Documents" shall mean (i)
                  that certain Program Agreement, dated as of September 18, 2003, by and between Borrower and General Electric Capital Corporation (the "GECC Financing Agreement"), (ii) that certain Program Agreement in

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                  substantially the form provided by Borrower to the
                  Administrative Agent, to be entered into by and between JLG Europe B.V. and GE European Equipment Finance Limited, and
                  (iii) any other agreements entered into from time to time between Borrower and/or any of its Subsidiaries and third party financing providers evidencing financing programs sponsored by Borrower for the benefit of its customers, which agreements shall be in form and substance reasonably satisfactory to the Administrative Agent.

                           "Limited Recourse Financing Transaction" shall mean
                  any transaction or a series of transactions entered into by the Borrower or a Subsidiary pursuant to the Limited Recourse Financing Documents.

                           "Monetization Transaction" shall mean (i) any
                  transaction or series of transactions pursuant to which the Borrower or any of its Subsidiaries sells, conveys, assigns, pledges or otherwise transfers for value any Monetization Assets to any Monetization Subsidiary or to any other Person that is not an Affiliate of the Borrower, or creates a Lien in Monetization Assets in favor of any Monetization Subsidiary or any other Person that is not an Affiliate of the Borrower to secure Indebtedness incurred in connection with such Monetization Transaction and (ii) any Limited Recourse Financing Transaction.

                           "MOSA" shall mean a mandate-of-sale agreement,
                  remarketing agreement, cooperation agreement, deed of undertaking, guaranty or similar agreement or instrument entered into by the Borrower or any of its Subsidiaries as a credit enhancement of financing obtained by customers of the Borrower or any of its Subsidiaries to finance the acquisition by such customers of equipment manufactured by the Borrower or any of its Subsidiaries; provided, that "MOSA" shall not include any Limited Recourse Financing Transaction.

                           "OmniQuip Note" shall have the meaning assigned to
                  such term in Section 7.5.

                  (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the period at the end of the definition of "Consolidated Total Debt" and adding the following proviso:

                           ; provided further, however, that for purposes of
                  calculating Consolidated Total Debt as of any date (i) the amount of Indebtedness attributable to any MOSA shall not exceed the non-contingent obligations of the Borrower and its Consolidated Subsidiaries in respect of such MOSA, and (ii) the amount of Indebtedness attributable to any Monetization Transaction shall not exceed the Maximum Loss Exposure in respect of such Monetization Transaction.

                  (c) Section 7.5 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

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                           SECTION 7.5 RESTRICTED PAYMENTS. The Borrower will
                  not, and will not permit its Subsidiaries (other than Monetization Subsidiaries) to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its Capital Stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of its Capital Stock or Indebtedness subordinated to the Obligations of the Borrower or any Guarantee thereof or any options, warrants, or other rights to purchase such Capital Stock or such Indebtedness, whether now or hereafter outstanding (each, a "Restricted Payment"), except for (a) dividends payable by the Borrower solely in shares of any class of its common stock, (b) Restricted Payments made by any Subsidiary Loan Party to the Borrower or to another Subsidiary Loan Party, (c) in the absence of a Default or an Event of Default, the payment of regular cash dividends in accordance with reasonable business practice in the good faith judgment of the board of directors of the Borrower, (d) distributions of Capital Stock (subject to compliance with the last paragraph of Section 7.1) upon the exercise of the "Rights" as defined in the Rights Agreement, dated as of May 24, 2000, between the Borrower and American Stock Transfer and Trust Company, as it may be amended, supplemented or otherwise modified from time to time, (e) no later than April 30, 2004, the repurchase or repayment in full of that certain unsecured subordinated promissory note, dated August 1, 2003, executed by JLG Acquisition Company, as predecessor in interest to JLG OmniQuip, Inc. in favor of TRAK International, Inc. and in the original principal amount of $10,000,000 (the "OmniQuip Note"), (f) the repurchase of up to $35,000,000 of the Senior Subordinated Notes, and (g) the repurchase or redemption of Senior Subordinated Notes and the Senior Unsecured Notes for an aggregate repurchase or redemption price not to exceed $100,000,000, provided, that such repurchase or redemption occurs on or prior to December 31, 2004, and is made solely with the proceeds of the 2004 Equity Offering; provided that in the case of any repuchase or redemption in clauses (f) or (g) above, (i) immediately after giving pro forma effect to any such repurchase or redemption as though the repurchase or redemption had closed on the last Business Day of the Fiscal Month immediately preceding delivery of the most recently delivered Borrowing Base Certificate pursuant to Section 5.1(f), the Borrowing Availability would be at least $10,000,000, (ii) immediately after giving effect to the repurchase or redemption, no Default or Event of Default shall otherwise have occurred and be continuing and (iii) immediately after giving pro forma effect to any such repurchase or redemption as though the repurchase or redemption had closed on the first day of the most recently ended four consecutive Fiscal Quarter period for which financial statements have been delivered pursuant to
                  Section 5.1 (a) or (b), the Borrower would be in compliance with the financial covenants

                                       3

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                  provided for in Article VI as of the most recent Fiscal
                  Quarter in respect of which the Borrower is required to have delivered a Compliance Certificate pursuant to Section 5.1(c).

         3. Waiver. The Lenders hereby waive the requirement of Section 2.12(c) of the Credit Agreement requiring the Borrower to prepay the Loans in an amount equal to fifty (50%) of the Net Cash Proceeds received by the Borrower in connection with the 2004 Equity Offering; provided, that the Net Cash Proceeds of such issuance are used (i) to repurchase or repay the OmniQuip Note (to the extent such OmniQuip Note has not been repaid prior to the 2004 Equity Offering), (ii) to repurchase or redeem the Senior Subordinated Notes and the Senior Unsecured Notes, and (iii) for working capital needs and for other general corporate purposes of the Borrower and its Subsidiaries.

         4. Conditions to Effectiveness of Amendment. This Amendment shall not become effective until each of the following conditions precedent have been satisfied in full:

                  (a) Administrative Agent shall have received a duly executed counterpart of this Amendment executed by the Borrower and the Required Lenders;

                  (b) Administrative Agent shall have received duly executed counterparts of the Reaffirmation of Guaranty in the form attached hereto, executed by each Subsidiary Loan Party; and

                  (c) Administrative Agent shall have received the reasonable costs and expenses incurred in connection with this Amendment, including without limitation the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent.

         5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

                  (a) the execution, delivery and performance by Borrower of this Amendment (i) are within Borrower's organizational power, (ii) have been duly authorized by all necessary organizational, and if required, stockholder action, (iii) do not require any consent or approval of, or registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (iv) do not violate any applicable law, rule or regulation, or the charter, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (v) will not violate or result in a default under any indenture, agreement or other instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, in each case where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (vi) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

                                       4

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                  (b)      this Amendment has been duly executed and delivered
         by the Borrower and constitutes the valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity; and

                  (c) after giving effect to this Amendment, all of the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects, or if such representations and warranties relate solely to an earlier date, were true and correct as of such earlier date, and no Default or Event of Default has occurred and is continuing as of the date hereof.

         6. Survival. Except as expressly provided herein, the Credit Agreement shall continue in full force and effect, and the unamended terms and conditions of the Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

         7. Effect of Amendment. From and after the date hereof, references to the Credit Agreement shall be references to the Credit Agreement as amended hereby.

         8. Entire Understanding. This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 10.2 of the Credit Agreement.

         9. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.

         10. Counterparts. This Amendment may be executed by one or more parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                       [SIGNATURES TO FOLLOW ON NEXT PAGE]

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

                                   JLG INDUSTRIES, INC., as Borrower

                                   By /s/ Thomas D. Singer
                                      ---------------------------------
                                   Name: Thomas D. Singer
                                   Title: Senior Vice President, General Counsel

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

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                                   SUNTRUST BANK
                                   AS ADMINISTRATIVE AGENT, AS ISSUING BANK, AS
                                   SWINGLINE LENDER AND AS A LENDER

                                   By /s/ Stephen Derby
                                      ---------------------------------
                                   Name:  Stephen Derby
                                   Title: Director

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

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                                   MANUFACTURERS AND TRADERS TRUST
                                   COMPANY, AS SYNDICATION AGENT AND AS A
                                   LENDER

                                   By /s/ Kellie M. Matthews
                                      ---------------------------------
                                   Name: Kellie M. Matthews
                                   Title: Administrative Vice President

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

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                                   STANDARD FEDERAL BANK NA,
                                   AS DOCUMENTATION AGENT AND AS A LENDER

                                   By /s/ Mark Ossman
                                      ---------------------------------
                                   Name: Mark Ossman
                                   Title: ASSISTANT VICE PRESIDENT

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                                   SIEMENS FINANCIAL SERVICES, INC.,
                                   AS A LENDER

                                   By /s/ Frank Amodio
                                      ---------------------------------
                                   Name:  Frank Amodio
                                   Title: Vice President - Credit

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                                   CITIZENS BANK OF PENNSYLVANIA,
                                   AS A LENDER

                                   By /s/ Joseph N. Butto
                                      ---------------------------------
                                   Name: Joseph N. Butto
                                   Title: Vice President

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                                   HARRIS TRUST & SAVINGS BANK,
                                   AS A LENDER

                                   By /s/ David L. Mistic
                                      ---------------------------------
                                   Name: David L. Mistic
                                   Title: Vice President

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                                   NATIONAL CITY BANK OF
                                   PENNSYLVANIA, AS A LENDER

                                   By /s/ Debra W. Riefner
                                      ---------------------------------
                                   Name: Debra W. Riefner
                                   Title: Vice President

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                                   THE CIT GROUP/BUSINESS CREDIT, INC.,
                                   AS A LENDER

                                   By /s/ Michael Fox
                                      ---------------------------------
                                   Name: Michael Fox
                                   Title: Vice-President

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                                   CREDIT SUISSE FIRST BOSTON,
                                   ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

                                   By /s/ William O'Daly
                                      ---------------------------------
                                   William O'Daly
                                   Director

                                   By /s/ Jay Chall
                                      ---------------------------------
                                   Jay Chall
                                   Director

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                                   ORIX FINANCIAL SERVICES, INC,
                                   AS A LENDER

                                   By _________________________________
                                   Name:
                                   Title:

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                            REAFFIRMATION OF GUARANTY

         Each of the undersigned, being a Subsidiary Loan Party and a guarantor of the Obligations of JLG Industries, Inc. ("Borrower") to the Lenders (as defined below) under that certain Revolving Credit Agreement, dated as of September 23, 2003, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein but not defined herein shall have the respective meanings assigned to such term in the Credit Agreement) by and among the Borrower, the several banks and other financial institutions and lenders from time to time party hereto (the "Lenders"), SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the "Administrative Agent"), as issuing bank (the "Issuing Bank") and as swingline lender (the "Swingline Lender"), MANUFACTURERS AND TRADERS TRUST COMPANY, as syndication agent (the "Syndication Agent") and STANDARD FEDERAL BANK NA, as documentation agent (the "Documentation Agent") hereby (a) acknowledges its receipt of a copy of the within and foregoing First Amendment and Waiver to Revolving Credit Agreement ("Amendment"), (b) consents thereto and agrees to be bound thereby and (c) agrees that its guaranty of the Obligations of Borrower to the Lenders shall continue in full force and effect from and after the execution and delivery by Borrower and the Lenders of the Amendment, without diminution or impairment.

         IN WITNESS WHEREOF, each of the undersigned has caused this acknowledgment to be executed under seal by their respective officers thereunto duly authorized, as of February 4, 2004.

                                   EACH OF THE SUBSIDIARIES LISTED
                                   ON SCHEDULE I HERETO

                                   By: ________________________________
                                   Name:
                                   Title:

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                                   SCHEDULE I

IN WITNESS WHEREOF, each of the undersigned has caused this acknowledgment to be executed under seal by their respective officers thereunto duly authorized,

                                   GRADALL INDUSTRIES, INC.

                                   By: /s/ Thomas D. Singer
                                       --------------------------------
                                       Name: Thomas D. Singer
                                       Title: Vice President

                                   FULTON INTERNATIONAL INC.

                                   By: /s/ Thomas D. Singer
                                       --------------------------------
                                       Name: Thomas D. Singer
                                       Title: Vice President

                                   ACCESS FINANCIAL SOLUTIONS, INC.

                                   By: /s/ Thomas D. Singer
                                       --------------------------------
                                       Name: Thomas D. Singer
                                       Title: Vice President

                                   JLG OMNIQUIP, INC.

                                   By: /s/ Thomas D. Singer
                                       --------------------------------
                                       Name: Thomas D. Singer
                                       Title: Vice President

                                   JLG EQUIPMENT SERVICES, INC.

                                   By: /s/ Thomas D. Singer
                                       --------------------------------
                                       Name: Thomas D. Singer
                                       Title: Vice President

                                   JLG INTERNATIONAL LLC

                                   BY: JLG Industries, Inc. (its sole member)

                                   By: /s/ Thomas D. Singer
                                       --------------------------------
                                       Name: Thomas D. Singer
                                       Title: Senior Vice President, General
                                       Counsel & Secretary

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                                   THE GRADALL COMPANY

                                   By: /s/ Thomas D. Singer
                                       --------------------------------
                                       Name: Thomas D. Singer
                                       Title: Vice President